ENB FINANCIAL CORP

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Ephrata National Bank (the "Corporation") for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Scott E Lied, Senior Vice President and Chief Financial Officer, of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.

Date: August 12, 2008	By:	/s/ Scott E. Lied
Scott E. Lied, CPA
Senior Vice President,
Chief Financial Officer

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